UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

GENIUS BRANDS INTERNATIONAL, INC.

(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 301 N. Canon Drive, Suite 305 Beverly Hills, CA (Address of principal executive offices)	000-54389 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 90210 (Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 12, 2016, the Audit Committee (the “Audit Committee”) of the Board of Directors of Genius Brands International, Inc. (the “Company”), notified Haynie & Company (“Haynie”) that it had determined not to engage Haynie as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and accordingly dismissed Haynie effective as of such date. On and effective as of that same date, the Company engaged Squar Milner LLP (“Squar Milner”), as approved by the Audit Committee, as the Company’s independent registered public accounting firm.

Haynie’s audit reports on the Company’s consolidated financial statements for the year ended December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended December 31, 2015 and any subsequent interim period prior to the date of this Current Report on Form 8-K, there were no disagreements with Haynie on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Haynie, would have caused it to make reference to the subject matter thereof in connection with its report and during the fiscal year ended December 31, 2015 and any subsequent interim period through the date of this Current Report on Form 8-K, there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

The Company’s consolidated financial statements as of and for the year ended December 31, 2014 were audited by HJ Associates & Consultants, LLP, which was acquired by Haynie effective January 1, 2016, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 20, 2016.

During the Company’s two most recent fiscal years and any subsequent interim period prior to the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted Squar Milner regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements.

The Company has provided Haynie with a copy of this Current Report on Form 8-K prior to the filing hereof and has requested that Haynie furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether Haynie agrees with the statements made by the Company concerning Haynie in this Current Report on Form 8-K. Haynie has furnished such letter, dated April 18, 2016, which letter is filed as Exhibit 16.1 hereto, as required by Item 304(a)(3) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Haynie & Company to the Securities and Exchange Commission, dated April 18, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: April 18, 2016	By: /s/ Andy Heyward
Andy Heyward
Chief Executive Officer

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